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Quarterly Report for the Period ending 9/30/2000


October 25, 2000

Dear Fellow Micro-Cap Limited Shareholder,

We churned out a stellar 11.3% return in the September quarter. I am quite pleased.

Our quarterly return roughly matched the average annual return of the broader stock market over the last seven decades. We beat our primary market benchmark (the CRSP Index of similar size companies) by seven percent and the Russell 2000 Index of small companies by more than ten percent. Our Portfolio ranked 10th of 63 micro-cap funds in the quarter and 29th of 63 funds over the last year based on data from Morningstar. Relative to all small-cap funds, we ranked 32nd of 753 (quarter) and 217th of 723 (one year). Our long term "game plan" is not to shoot the lights out in any one quarter or year, but to beat the market fairly consistently over longer time periods. If we are successful, we should "work our way up the longer term charts" over time. So far, we have made a good start.

On October 22, Bridgeway closed Micro-Cap Limited to new investors at $27.5 million in net assets, as promised in our prospectus. This is half the closing level of any non-Bridgeway fund. It helps ensure that we remain very "nimble" in the marketplace, thus gaining better prices than would otherwise be possible when we buy or sell our stocks.

Performance Summary

TRANSLATION: We outperformed each of our market and peer benchmarks over the last quarter, one-year, and life-to-date periods. I'm quite pleased. Our financial results according to the formula required by the SEC are listed below.


                                                  September Qtr.      1 Year       Life-to-Date
                                                     7/1/00          10/1/99          7/1/98
                                                  to 9/30/00(4)     to 9/30/00     to 9/30/00(5)
                                                  --------------    ----------     -------------
         Micro-Cap Limited Portfolio                   11.3%          48.4%             30.7%
         Lipper Small-Cap Stock Funds(1)                3.4%          43.0%             17.0%
         Russell 2000 (small growth stocks)(2)          1.1%          23.4%              7.4%
         CRSP Cap-Based Portfolio 9 Index(3)            4.1%          30.2%             12.5%

         (1) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Our top performing stocks spanned a number of industries and most sectors of the economy. This was a "stock picker's" quarter, and our models passed the test.

Twelve of our companies appreciated more than 50% in the September quarter. What is most remarkable is that these companies represent nine different and disparate industries. It is unusual, for example, to see both an energy company and a transportation company on this list, since what is good for one of these industries is often bad for the other. Rising oil prices helped Carrizo Oil & Gas. Even though rising oil prices hurt

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Arkansas Best, a trucking firm, the company seems to be doing just about everything right in managing their costs and their growth in a competitive environment.

While Magellan Health Services more than tripled in price in the September quarter, the company that added the most to our absolute returns was 1-800-Contacts, which sells most major brands of replacement contact lenses through a toll free number and on the Internet. This small firm had been growing revenues at a fast rate for several years, but just recently reached "critical mass" so that earnings really started to take off. After a year of losses in 1998, the firm is poised to perhaps as much as double earnings from $0.48 in 1999 to a dollar this year. Representing 6.6% of net assets at the beginning of the quarter, it was our single largest position. To double our top position in a three-month period really shows up in the bottom line.

Feast your eyes on this pretty list:


           Rank   Description                          Industry                      % Gain
           ----   -----------                          --------                      ------
             1    Magellan Health Services             Healthcare-Services            210.0%
             2    Carreker Corporation                 Computers                      116.7%
             3    1-800 Contacts Inc.                  Internet                       104.3%
             4    Carrizo Oil & Gas Inc.               Oil & Gas Producers             95.8%
             5    Radiologix Inc.                      Healthcare-Services             70.2%
             6    Chico's FAS Inc.                     Retail                          70.0%
             7    Engle Homes Inc.                     Home Builders                   62.7%
             8    Pitt-Des Moines Inc.                 Engineering & Construction      59.9%
             9    Christopher & Banks Corporation      Retail                          59.0%
            10    Arkansas Best Corp.                  Transportation                  54.7%
            11    Gadzooks Inc.                        Retail                          54.0%
            12    Taro Pharmaceuticals Industries      Pharmaceuticals                 52.1%

Obviously, not everything went up in our Portfolio. Four stocks declined by as at least 50%:


           Rank   Description                          Industry                      % Loss
           ----   -----------                          --------                      -------
             1    Corsair Communications Inc.          Telecommunications             -72.8%
             2    Unify Corp.                          Software                       -72.4%
             3    Titan Corp.                          Aerospace/Defense              -63.1%
             4    Railworks Corp                       Transportation                 -57.7%

Corsair was our second best performing stock last quarter, so it was unfortunate to see it plunge by so much. Corsair's primary product is being phased out in favor of a new one. This transition period has Wall Street nervous. The telecommunications industry also had a very poor quarter overall, contributing to the decline. Nevertheless, we still like the company.

Top Ten Holdings

TRANSLATION: While our Portfolio is more concentrated or "focused" on a handful of companies (which can add to the Portfolio volatility, a measure of short-term risk), we think our overall diversification is very strong. The advantage of focusing assets on a smaller number of names is that the stocks our models like best can have a bigger impact on the bottom line, as demonstrated by 1-800-Contacts.

Even after trimming back 1-800-Contacts during the quarter, it still represented an unusually large 10% of the Portfolio at quarter end. We will be looking for more opportunities to trim, but our model still really likes the stock.

With 46.5% of net assets in the top ten holdings, the list below demonstrates one of the characteristics of our Portfolio: at times it can become more "focused" on a handful of names. I like this characteristic since it

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means that the stocks our models like most can have a bigger impact on our overall performance. Given our active management style, this would not be possible if we didn't severely limit the assets under management.

Although more focused on a smaller number of stocks, our holdings are still quite diversified across industries. The ten stocks represent eight different industries. Here are the top ten holdings at the end of September:

                                                                                      Percent of
           Rank   Description                          Industry                       Net Assets
           ----   -----------                          --------                       ----------
             1    1-800 Contacts Inc.                  Internet                         10.4%
             2    Chico's FAS Inc.                     Retail                            7.1%
             3    Petco Animal Supplies Inc.           Retail                            5.2%
             4    Patina Oil & Gas Corp.               Oil & Gas Producers               4.6%
             5    Applied Films Corp.                  Miscellaneous Manufacturer        3.8%
             6    Arkansas Best Corp.                  Transportation                    3.7%
             7    Corsair Communications Inc.          Telecommunications                3.3%
             8    ICU Medical Inc.                     Healthcare-Products               3.1%
             9    Candela Corp.                        Healthcare-Products               2.7%
            10    Sunquest Information Systems         Software                          2.6%
                                                                                        -----
                                                                                        46.5%


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 2000; security positions can and do change thereafter.

Investment Philosophy:  "Don't Look"

TRANSLATION: When thinking about the stock market, one of my long-held rules of thumb is "if it doesn't affect a decision I will make, I don't look." This saves me a lot of time and helps me focus on the important aspects of my job, like seeking to discover the next great company.

The industry rule of thumb: track your investments and the stock market closely so you will know when to bail out or add more. Unless you are a new shareholder, you probably know that Bridgeway doesn't believe in market timing. Most of the TV programming and evening news reports about the market are just so much entertainment. It's probably the worst place to go to gather information you might use in making an investment decision. When people ask me what the market is going to do (in the next week, month, or year), I usually ask, "Why do you care?"

That may seem like an unusual non-answer to a question that affects the account value of each shareholder and the revenues of our firm. But as a contrarian, if I had to make an investment decision based on a news story, I'd do the opposite of whatever is being suggested. Better yet, I'd simply get a long-term plan, put it in place, and ignore the "noise." The people who have made the most money with our portfolios are the ones who made an early investment and just let it ride. A friend of mine, who is not a wealthy man, was the first shareholders on the date of inception. Each $1,000 invested by June 30, 1998 was worth $1,829 at the end of September. That's nice appreciation for just 2 1/4 years, but it still doesn't answer the relevant question, which is, "How much will it be worth on the day he retires and needs to start spending it?" That's the only really relevant question, because the account values in between are "just so much noise."

Since Bridgeway's position is that predicting the market is a fruitless exercise, my rule of thumb: if it doesn't affect a decision you make, don't look. Most investors waste a lot of time tracking historical events that cannot be used to make good current decisions. I frequently go home without knowing if the market

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was up or down that day. There are three computer screens in my office and none of them carry the market indexes. I seek market information at three times: 1) when I am helping work a trade, 2) when I review fund accounting statements, and
3) when I review fund performance, for example, for this letter. In a more ideal world, I would only look quarterly or annually.

So if you find yourself looking up our net asset value in the paper every day and getting nervous, think about whether our rule of thumb would work for you. It would thrill me to think that one shareholder read this, put the newspaper (or this letter!) down, and spent the extra time with their child, parent, or friend.

How does a Growth Fund Become a Value Fund?

Please note: This section doesn't have to do with the Micro-Cap Limited Portfolio directly. The purpose of this section is simply to indicate one reason I think the outlook for this "value slanted" Portfolio is strong. In addition, it highlights some interesting "shifting ground" within the mutual fund and investment industries.

TRANSLATION: Answer to the question above: When everyone else dumps value stocks to buy even faster growing growth stocks. The market has been so enamored with growth stocks over the last three years that my intuition (and in this case, also my models) say it is a good time to make sure you have some exposure to cheaper "value" stocks.

After more than five years (1994 through mid 1999) of the most dramatic appreciation of large company stocks relative to small ones in the last seven decades, large company stocks as a group are very pricey. Very small company stocks, on the other hand, still appear quite cheap by most benchmarks of value. For example, the average PE (price to earnings ratio) of the S&P 500 Index of large companies is 35, three times that of Bridgeway's Micro-Cap Limited Portfolio.

Not long ago, we got a call from a prospective shareholder about our Ultra-Large 35 Index Portfolio. The caller wanted to know why Morningstar listed the fund as a value fund. With a PE of 36 and a three-year earnings growth rate of 18.5% on June 30, I considered this portfolio to be much more of a growth fund than value fund on an absolute basis. I was puzzled. Morningstar had previously listed it as a "blend" fund, which I thought was accurate since it does own both growth and value companies. It looked plenty expensive to me. After looking into it, I discovered that while the Ultra-Large 35 Index Portfolio had "stayed still," that is, held the same stocks as previously, more and more portfolio managers had "thrown in the towel" on value stocks and joined the growth bandwagon, which had dominated for several years. Since Morningstar's designation is relative to other funds, the Ultra-Large 35 Index Portfolio actually showed up in their rankings as a value fund. This caused me to ask the question, "When is a value fund (according to Morningstar) really a growth fund (based on classical benchmarks)?"

As a contrarian, this just looks like one more shred of evidence supporting the view that now might be a good time to own some cheaper value stocks. Does that mean I am "macro-managing our portfolio" or overriding our models? No. I'm still just buying one stock at a time. But our models aren't picking up on as many "expensive" growth stocks right now.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. As a result of a recent shareholder suggestion, we are adding a line at the top of page one to let you know if this is an annual, semi-annual, or quarterly report and for what time period. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery

John Montgomery

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